1500 Forest Avenue, Suite 223, P.O. Box 8687, Richmond, Va. 23226
                         800-527-9500 * 804-285-8211 * FAX 804-285-8251




December 8, 1997



Filing Desk
U.S. Securities & Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

         RE:      Rupay-Barrington Total Return Fund, Inc.
                  File Number 811-08516 and 033-79068

Gentlemen:

         Transmitted herewith for electronic filing, please find enclosed pursuant to Rule 497(e), a copy of the Supplement to the Prospectus dated April 28, 1997, for the Rupay-Barrington Total Return Fund, f/k/a Valley Forge Capital Holdings Total Return Fund,
Inc.

         This Supplement No. 2 dated December 8, 1997 is to advise shareholders of the change in the names of the Fund, the Fund's Distributor, Investment Advisor and Sponsor; information regarding the resignation of two of the Fund's directors and persons appointed to fill the vacancies created by the resignations as well as the appointment of an additional director to fill an existing vacancy; information related to the Fund's Annual Meeting of Stockholders and certain non-substantive clarifications to information contained in the Prospectus.

         Please direct questions and comments relating to this filing to Kristine Hemlock at 312-207-6423.

Sincerely,



/s/ John Pasco, III
John Pasco, III
Commonwealth Shareholder Services, Inc.
Fund Administrator



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                                     SUPPLEMENT NO. 2
                                 DATED DECEMBER 8, 1997
                TO THE PROSPECTUS OF RUPAY-BARRINGTON TOTAL RETURN FUND, INC. (f/k/a VALLEY FORGE CAPITAL HOLDINGS TOTAL RETURN FUND, INC.)
                                     DATED APRIL 28, 1997


     This Supplement No. 2 is provided for the purpose of supplementing the prospectus of Rupay-Barrington Total Return Fund, Inc. f/k/a Valley Forge Capital Holdings Total Return Fund, Inc. (the "Fund") dated April 28, 1997 (the "Prospectus"). This Supplement No. 2 expands upon, amends, modifies and supersedes certain information contained in the Prospectus and consolidates and/or supersedes certain information included in Supplement No. 1 dated October 15, 1997. This Supplement No. 2 must be read in conjunction with the Prospectus. Unless otherwise defined, capitalized terms used herein shall have the same meanings as in the Prospectus. Supplement No. 2 contains information regarding a change of the name of the Fund, the Fund's Distributor, Investment Advisor and Sponsor; information regarding the resignation of two of the Fund's directors and persons appointed to fill the vacancies created by the resignations as well as the appointment of an additional director to fill an existing vacancy; information related to the Fund's Annual Meeting of Stockholders and certain non-substantive clarifications to information contained in the Prospectus.

         The Fund's Annual meeting of Stockholders was held on November 21, 1997 for the purpose of electing directors to serve until the next annual meeting of the stockholders or until their successors are elected and qualified. Additionally, stockholders were asked to vote on proposals to change the name of the Fund to Rupay-Barrington Total Return Fund, Inc. and to ratify the appointment of Tait, Weller & Baker as the Fund's independent accountants for the fiscal year ending December 31, 1997. Stockholders of record as of October 15, 1997 were entitled to vote on these proposals at the annual meeting of the stockholders. A proxy statement related to this meeting was filed with the Securities and Exchange Commission and was distributed to the Fund's Stockholders on or about October 23, 1997. Each of these proposals was approved by a majority of the Stockholders. On November 26, 1997, Articles of Amendment were filed on behalf of the Fund and the Fund's name change was made effective.

     The name of the Fund's Distributor has been changed to Rupay- Barrington Securities Corporation effective as of June 9, 1997; the name of the Fund's Investment Advisor has been changed to Rupay- Barrington Advisors, Inc. effective as of September 12, 1997; and the name of the Fund's Sponsor has been changed to Rupay-Barrington Financial Group, Inc., effective as of June 9, 1997. On September


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27, 1997, two of the Fund's four independent directors, Messrs. Dougal MacDonald and Mr. Yves Chiai, resigned as directors of the Fund. The Board of Directors met on September 27, 1997 and appointed three new independent directors to serve until the next annual meeting of the stockholders or until their successors have been elected and shall have been qualified. The names of the newly appointed directors and biographical information for each of these directors is as follows:

         Bradley D. Newman has been Property Tax Agent for Union Pacific Resources Group, Fort Worth, TX, since 1986. He is a certified public accountant, and a member of both the Council of Petroleum Accountant's Society and the Institute of Professionals in Taxation.

         Glen Wilkerson has held various sales and sales management positions with Hormel Food Corporation, Austin MN, for the past 33 years.

         Judy A. Champine has been Vice President and Co-Owner of Town Center Gallery, Novi, MI, since 1992. From 1991 to 1992, she served as the Graphic
Services Manager of the National Board for Professional Teaching Standards, Detroit, MI.

     Frederick A. Wolf and Ronald Greenfield continued as directors of the Fund until the Annual Meeting of the Stockholders held on November 21, 1997. Mr. Greenfield did not stand for re-election.

         Due to a clerical error in the section of the Fund's Prospectus entitled "Offering Price and Summary of Fund Expenses," the first line item under the heading "Amount of Single Sale at Offering Price" is incorrect. This line item should read - "Less than $50,000." All other information contained in this section shall remain as originally stated in the Prospectus.




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